                     SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

     Filed by the registrant

     Filed by a party other than the registrant

     Check the appropriate box:
     x   Preliminary Proxy Statement
          Confidential, for Use of the Commission
          Only (as permitted by Rule 14a-6(e)(2))
          Definitive Proxy Statement
          Definitive Additional Materials
-+          Soliciting Material Pursuant to   Rule 240.14a-11(c) or
Rule 240.14a-12
______________________________________________________________________
______________

         (Name of Registrant as Specified in Its Charter)

                        Ault Incorporated
______________________________________________________________________
______________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

       x No fee required

          Fee computed on table below per Exchange Act Rules 14a-
6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

     Fee paid previously with preliminary materials.

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing party:
     (4)  Date filed:

                                           PRELIMINARY PROXY MATERIALS
                                                     December 30, 1996




                           January 10, 1997


Dear Shareholder:

     The Board of Directors of Ault Incorporated has scheduled a special meeting of shareholders to be held on Tuesday, February 11, 1997 at the offices of the Company at 7300 Boone Avenue North, Brooklyn Park, Minnesota. The formal Notice of the meeting and Proxy Statement appear on the following pages. The Board is holding this Special Shareholders Meeting for three purposes:

     1. To seek shareholder approval for an increase in the number of common shares the Company is uthorized to issue from 5,000,000 shares to 15,000,000 shares;

     2. To seek shareholder ratification and approval of the Company's 1996 Stock Option Plan; and

     3. To seek shareholder ratification and approval for the Company's 1996 Employee Stock Purchase Savings Plan.

     Detailed information regarding each of these proposals is set forth in this Proxy Statement. The Board believes it is in the best interest of the Company to seek shareholder approval of these matters at this time rather then to delay action until the next annual meeting of shareholders which will not occur until approximately October 1, 1997.

     If you are unable to attend this meeting, you can be assured that your shares will be represented at the meeting if you complete and return the enclosed proxy card in the envelope provided as soon as possible.

                                   Cordially,



                                   Frederick M. Green
                                   Chairman of the Board and Chief
Executive Officer

                           AULT INCORPORATED
                          ___________________

               NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           February 11, 1997
                          __________________

To the Shareholders of Ault Incorporated:

     Notice is hereby given that a Special Meeting of the Shareholders of Ault Incorporated will be held February 11, 1997 at the offices of the Company, 7300 Boone Avenue North, Brooklyn Park, Minnesota 55428. The meeting will convene at 3:00 p.m., Central Standard Time, for the following purposes:

     1. To consider and vote upon a proposal to amend the Company's Restated Articles of Incorporation to increase the authorized number of common shares from 5,000,000 to 15,000,000.

     2. To consider and act upon a proposal to ratify and approve the Company's 1996 Stock Plan.

     3. To consider and act upon a proposal to ratify and approve the Company's 1996 Employee Stock Purchase Savings Plan.

     4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on January 3, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                              By Order of the Board of Directors,


                              Richard A. Primuth, Secretary

Minneapolis, Minnesota
January 10, 1997


     TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE ANDRETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

                           AULT INCORPORATED
                         _____________________

                            PROXY STATEMENT
                         _____________________


     This Proxy Statement is furnished to the shareholders of Ault Incorporated (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at a Special Meeting of Shareholders to be held on February 11, 1997, or any adjournment or adjournments thereof. The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies by telephone, telegraph or in person. The Company may also request banks and brokers to solicit their customers who have a beneficial interest in the Company's Common Stock registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses.

     Any proxy may be revoked at any time before it is voted by written notice to the Secretary, by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation of a written proxy by request in person at the Special Meeting; but if not revoked, the shares represented by such proxy will be voted. The mailing of this Proxy Statement to shareholders of the Company will commence on or about January 10, 1997. The Company's corporate offices are located at 7300 Boone Avenue North, Brooklyn Park, Minnesota 55428 and its telephone number is (612) 493-1900.

     Only shareholders of record at the close of business on January 3, 1997 will be entitled to vote at the Special Meeting. The Company has outstanding only one class of stock, no par value Common Shares, of which 3,985,776 shares were issued and outstanding and entitled to vote as of January 3, 1997. Each share is entitled to one vote. The presence in person or by proxy of the holders of a majority of the common shares entitled to vote at the Special Meeting of Shareholders constitutes a quorum for the transaction of business. The shares represented by the enclosed proxy will be voted if the proxy is properly signed and received prior to the meeting.

     Under Minnesota law, each item of business properly presented at a meeting of shareholders generally must be approved by the affirmative vote of the holders of a majority of the voting power of the shares present, in person or by proxy, and entitled to vote on that item of business. However, if the shares present and entitled to vote on that item of business would not constitute a quorum for the transaction of business at the meeting, then the item must be approved by a majority of the voting power of the minimum number of shares that would constitute such a quorum. Votes cast by proxy or in person at the Special Meeting of Shareholders will be tabulated to determine whether or not a quorum is present. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum and in tabulating votes cast on proposals presented to shareholders for a vote, but as unvoted for purposes of determining the approval of the matter from which the shareholder abstains. Consequently, an abstention will have the same effect as a negative vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

     1.  PROPOSAL TO INCREASE THE COMPANY'S AUTHORIZED
                   NUMBER OF COMMON SHARES

     The Board of Directors has approved an amendment to the Company's Restated Articles of Incorporation which would increase the number of common shares the Company is authorized to issue from 5,000,000 common shares to 15,000,000 common shares. The Board believes adoption of this amendment is in the best interests of the shareholders and recommends that shareholders vote in favor of this proposal.

     The Board of Directors is proposing an increase in the Company's authorized shares because substantially all of the 5,000,000 currently authorized common shares are either outstanding or reserved for issuance pursuant to options or warrants. At January 3, 1997, 3,985,776 common shares were issued and outstanding. In addition, 444,250 common shares were reserved for future issuance under the Company's 1986 Stock Option Plan and 112,000 shares are reserved for issuance under warrants issued to underwriters in connection with the Company's recent public offering. Finally, at the February 11, 1996 special shareholders meeting the Board of Directors is also seeking approval for a new employee stock option plan and for an employee stock purchase savings plan. These plans are described in Proposals 2 and 3 below of this Proxy Statement. If the shareholders approve the adoption of the stock option plan and the stock purchase plan as recommended by the Board of Directors, without an increase in the Company's authorized common shares, these plans could not be implemented.

     The Company has no present plans, understandings or agreements for the issuance or use of the proposed additional common shares except to continue its practice of regularly granting stock options to its key employees under stock option plans. However, the Board of Directors believes the Company needs additional authorized shares to provide the Company with the flexibility, as the need arises, to use common shares, or securities convertible into common shares, in the event of any future public offerings, significant acquisitions, stock dividends, stock option plans and for other purposes. Such activities would require more common shares than are available currently.

     The newly authorized common shares would be identical to the existing authorized common shares in all respects. Holders of common shares are entitled to one vote per share. Cumulative voting in the election of directors is not permitted. Holders of common shares have no conversion rights and or preemptive or other rights to subscribe for additional securities. Upon liquidation of the Company, the holders of common shares will be entitled to share ratably in all assets available for distribution after the payment or provision for payment of all debts and liabilities and subject to the rights of the holders of preferred stock, if any, which may be outstanding. Each common share is entitled to such dividends as may from time to time be declared by the Board of Directors out of funds legally available therefor.

     In addition to the common shares, the Company's Restated Articles of Incorporation currently authorize the issuance of 1,000,000 preferred shares, par value $1.00 per share Although none of the preferred shares are currently outstanding, approximately 40,000 preferred shares are reserved for issuance under the Company's shareholders rights plan adopted on February 13, 1996. Pursuant to the shareholder rights plan, each share of common stock has one preferred stock purchase right attached (the "Right") which entitles the holder to buy one hundredth of one share of the Company Series A Junior Participating Preferred stock at an initial exercise price of $36.00 (subject to adjustment). The Rights will become exercisable only if, with certain exceptions, a person becomes a "acquiring person" by acquiring 15% or more of the outstanding common stock or announcing a tender offer with respect to 15% or more of the Company's common stock. If the Rights become exercisable, a holder generally will be entitled to purchase for the exercise price of $36.00 that number of shares of Common Stock having then current market value of $72.00. If the Company is acquired in a merger or other business combination transaction, each Right will entitle its holder to purchase, at the Right's exercise price, the number of shares of the acquiring company's common stock having a then current market value of twice the Right's exercise price. The existence of the rights plan, accordingly, has the effect of discouraging tender offers or other acquisition proposals not approved by the Company's Board of Directors. Apart from the rights plan, although the Board of Directors has no present plan to do so, authorized and unissued common shares and preferred stock could be issued in one or more transactions with terms, provisions and rights which would make it more difficult, and less likely, to take over the Company. Any such issuance of additional shares could have the effect of diluting the earnings per share and book value per share of existing shares of common shares, and such additional shares could be used to dilute the share ownership of persons seeking to obtain control of the Company.

     The resolution to be considered and acted upon by the shareholders at the Special Meeting is as follows:

     RESOLVED, that the first sentence of Article Three - Capital
     Stock,   Section  1.   Authorized  Shares  of  the  Restated
     Articles of Incorporation of the Company be amended to read as follows:

          "1. Authorized Shares. The aggregate number of shares of stock which this corporation shall have the authority to issue is Sixteen Million (16,000,000) shares divided into Fifteen Million (15,000,000) common shares and One Million (1,000,000) Preferred Shares."

Vote Required

     Shareholder approval of the Purchase Plan requires the affirmative vote of the holders of a majority of the Company's issued and outstanding common shares.


Recommendation of Board of Directors

     THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
ADOPTION OF THE PROPOSED INCREASE IN THE NUMBER OF AUTHORIZED COMMON
SHARES.

         2.  PROPOSAL FOR APPROVAL OF THE 1996 STOCK PLAN

General Information

     On December 12, 1996, the Company's Board of Directors adopted the Ault Incorporated 1996 Stock Plan (the "1996 Plan"), subject to ratification and approval by the Company's shareholders. The 1996 Plan is a successor to the Company's 1986 Stock Option Plan (the "1986 Plan") which expired in November, 1996. Consistent with the purposes of the 1986 Plan, the purpose of the 1996 Plan is to enable the Company and its subsidiaries to retain and attract key employees, consultants and non-employee directors who contribute to the Company's success by their ability, ingenuity and industry, and to enable such key employees, consultants and non-employee directors to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company. The 1996 Plan authorizes the granting of awards in any of the following forms: (i) stock options,
(ii) stock appreciation rights, (iii) restricted stock, and (iv) deferred stock.

     The 1996 Plan provides for a total share authorization of 500,000 shares in order to provide an adequate reserve for the grant of options to key employees in the future and to provide for ongoing automatic grants of stock options to non-employee directors. The 1986 Plan was originally adopted with an authorization of 200,000 shares which was increased pursuant to several amendments approved by the shareholders to authorize options to acquire a total of 600,000 shares. As of January 3, 1997 a total of 151,800 shares have been purchased through the exercise of options; in addition, options to purchase 444,250 shares were outstanding under the 1986 Plan. Accordingly, substantially all of the shares authorized for issuance under the 1986 Plan have been issued or are reserved for issuance.

     When the Board of Directors approved the 1996 Plan, it considered a variety of factors, including the increase in the size and scope of the Company's operations during the last several years; the importance of attracting and retaining technical and management employees in an increasingly competitive market; and, the importance of attracting and retaining qualified non-employee directors.

     The principal features of the 1996 Plan are summarized below.

     Shares Available Under 1996 Plan. The maximum number of common shares reserved and availableunder the 1996 Plan for awards is 500,000 (subject to possible adjustment in the event of stock splits or other similar changes in outstanding common shares). Common shares covered by expired or terminated stock options and forfeited shares of restricted stock or deferred stock may be used for subsequent awards under the 1996 Plan.

     Eligibility and Administration. Officers and other key employees of the Company and its subsidiaries who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and its subsidiaries, as well as consultants and non-employee directors, are eligible to be granted awards under the 1996 Plan. The 1996 Plan will be administered by the Board or, in its discretion, by a committee of not less than two non-employee directors who are "outside directors" as defined in the 1996 Plan (the "Committee")appointed by the Board of Directors. The term "Board" as used in this section refers to the Board of Directors or, if the Board has delegated its authority, the Committee. The Board will have the power to make awards (other than awards to non-employee Directors), determine the number of shares covered by each award and other terms and conditions of such awards, interpret the 1996 Plan, and adopt rules, regulations and procedures with respect to the administration of the 1996 Plan. The Board may delegate its authority to officers of the Company for the purpose of selecting key employees who are not officers of the Company to be participants in the 1996 Plan.

Awards Under 1996 Plan

     Stock Options. The Board may grant stock options that either qualify as "incentive stock options" under the Internal Revenue Code of 1986, as amended ("Code") or are "non-qualified stock options" in such form and upon such terms as the Board may approve from time to time. Stock options granted under the 1996 Plan may be exercised during their respective terms as determined by the Board. The purchase price may be paid by tendering cash or, in the Board's discretion, by tendering promissory notes or common stock. The optionee may elect to pay all or part of the option exercise price by having the Company withhold upon exercise of the option a number of shares with a fair market value equal to the aggregate option exercise price for the shares with respect to which such election is made. No stock option shall be transferable by the optionee or exercised by anyone else during the optionee's lifetime.

     Stock options may be exercised during varying periods of time after a participant's termination of employment, dependent upon the reason for the termination. Following a participant's death, the participant's stock options may be exercised to the extent they were exercisable at the time of death by the legal representative of the estate or the optionee's legatee for a period of one year or until the expiration of the stated term of the option, whichever is less. The same time periods apply if the participant is terminated by reason of disability. If the participant retires, the participant's stock options may be exercised to the extent they were exercisable at the time of retirement or for a period of three months (or such longer period as determined by the Board at the time of retirement) from the date of retirement or until the expiration of the stated term of the option, whichever is less. If the participant is involuntarily terminated without cause, the participant's options may be exercised to the extent they were exercisable at the time of termination for the lesser of three months or the balance of the stated term of the option. If the participant's employment is terminated for cause, the participant's stock options immediately terminate. These exercise periods may be reduced by the Board for particular options. The Board may, in its discretion, accelerate the exercisability of stock options which would not otherwise be exercisable upon death, disability or retirement.

     No incentive stock options shall be granted under the 1996 Plan after December 11, 2006. The term of an incentive stock option may not exceed 10 years (or 5 years if issued to a participant who owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company, any subsidiary or affiliate). The aggregate fair market value of the common stock with respect to which an incentive stock option is exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. The exercise price under an incentive stock option may not be less than the fair market value of the common stock on the date the option is granted (or, in the event the participant owns more than 10% of the combined voting power of all classes of stock of the Company, the option price shall be not less than 110% of the fair market value of the stock on the date the option is granted). The exercise price for non-qualified options granted under the 1996 Plan may be less than 100% of the fair market value of the common stock on the date of grant.

     Pursuant to a limitation in the 1996 Plan, no eligible person may be granted any stock options for more than 100,000 shares of common stock in the aggregate during any fiscal year. This limitation is included pursuant to Section 162(m) of the Internal Revenue Code, which provides a $1 million limitation on the compensation of certain executive officers that is deductible by the Company for federal income tax purposes. The limitation on stock options granted to an individual during any fiscal year is intended to preserve the Company's federal tax deduction for compensation expense related to stock options that may be granted to executive officers under the 1996 Plan.

     The 1996 Plan provides for the automatic granting of options to non-employee directors. Such options are granted to each person who
(i) is not an employee of the Company, any parent corporation or subsidiary and (ii) is elected or re-elected as a director by vote of the Board or the shareholders subsequent to December 31, 1996. Each such person automatically receives, as of the date of each such election or re-election, a non-qualified option to purchase 2,000 shares of common stock with an option price equal to the fair market value of the Company's common stock on the date the option is granted. The Board in appropriate circumstances may adjust the option to be granted under this provision to any such person who has received a stock option from the Company in the three preceding years. The options have ten-year terms and are exercisable, as to one-third of the shares subject to the option, beginning one year after the date of option grant; as to the second third, beginning two years after the date of option grant; and as to the last third, beginning three years after the date of option grant. Any vested portion of these options will not expire upon termination of service as a director. Non-employee directors are also eligible to receive additional grants of non-qualified stock options under the 1996 Plan.

     The automatic grant program under the 1996 Plan replaces a similar formula grant program under the 1986 Plan, with each option granted under the 1986 Plan covering 1,000 shares, vesting over a three-year period.

     Stock Appreciation Rights. The Board may grant stock appreciation rights ("SARs") in connection with all or part of any stock option (with the exception of options granted to non-employee directors), either at the time of the stock option grant, or, in the case of non-qualified options, later during the term of the stock option. SARs entitle the participant to receive from the Company the same economic value that would have been derived from the exercise of an underlying stock option and the immediate sale of the shares of common stock. Such value is paid by the Company in cash, shares of common stock or a combination of both, in the discretion of the Board. SARs are exercisable or transferable only at such times and to the extent stock options to which they relate are exercisable or transferable. If an SAR is exercised, the underlying stock option is terminated as to the number of shares covered by the SAR exercise.

     Restricted Stock. The Board may grant restricted stock awards that result in shares of common stock being issued to a participant subject to restrictions against disposition during a restricted period established by the Board. The Board may condition the grant of restricted stock upon the attainment of specified performance goals or service requirements. The provisions of restricted stock awards need not be the same with respect to each recipient. The restricted stock will be held in custody by the Company until the restrictions thereon have lapsed. During the period of the restrictions, a participant has the right to vote the shares of restricted stock and to receive dividends and distributions unless the Board requires such dividends and distributions to be held by the Company subject to the same restrictions as the restricted stock. Notwithstanding the foregoing, all restrictions with respect to restricted stock lapse 60 days (or less as determined by the Board) prior to the occurrence of a merger or other significant corporate change, as provided in the 1996 Plan.

     If a participant terminates employment during the period of the restrictions, all shares still subject to restrictions will be forfeited and returned to the Company, subject to the right of the Board to waive such restrictions in the event of a participant's death, total disability, retirement or under special circumstances approved by the Board.

     Deferred Stock. The Board may grant deferred stock awards that result in shares of common stock being issued to a participant or group of participants upon the expiration of a deferral period. The Board may condition the grant of deferred stock upon the attainment of specified performance goals. The provisions of deferred stock awards need not be the same with respect to each recipient.

     Upon termination of employment for any reason during the deferral period for a given award, the deferred stock in question shall be forfeited by the participant, subject to the Board's ability to waive any remaining deferral limitations with respect to a participant's deferred stock. During the deferral period, deferred stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered and any dividends declared with respect to the number of shares covered by a deferred stock award will either be immediately paid to the participant or deferred and deemed to be reinvested in additional deferred stock, as determined by the Board. The Board may allow a participant to elect to further defer receipt of a deferred stock award for a specified period or until a specified event.

Federal Income Tax Consequences

     Stock Options. An optionee will not realize taxable compensation income upon the grant of an incentive stock option. In addition, an optionee generally will not realize taxable compensation income upon the exercise of an incentive stock option if he or she exercises it as an employee or within three months after termination of employment (or within one year after termination if the termination results from a permanent and total disability). The amount by which the fair market value of the shares purchased exceeds the aggregate option price at the time of exercise will be alternative minimum taxable income for purposes of applying the alternative minimum tax. If stock acquired pursuant to an incentive stock option is not disposed of prior to the date two years from the option grant date or prior to one year from the option exercise date (the "Applicable Holding Periods"), any gain or loss realized upon the sale of such shares will be characterized as capital gain or loss. If the Applicable Holding Periods are not satisfied, then any gain realized in connection with the disposition of such stock will generally be taxable as ordinary compensation income in the year in which the disposition occurred, to the extent of the difference between the fair market value of such stock on the date of exercise and the option exercise price. The Company is entitled to a tax deduction to the extent, and at the time, the participant realizes compensation income. The balance of any gain will be characterized as a capital gain. Under current law, net capital gains are taxed at a maximum federal rate of 28% while compensation income may be taxed at higher federal rates.

     An optionee generally will not realize taxable compensation income upon the grant of a non-qualified stock option. As a general matter, when an optionee exercises a non-qualified stock option, he or she will realize taxable compensation income at that time equal to the difference between the aggregate option price and the fair market value of the stock on the date of exercise. The Company is entitled to a tax deduction to the extent, and at the time, the participant realizes compensation income.

     SARs. The grant of an SAR would not result in income for the participant or in a deduction for the Company. Upon receipt of shares or cash from exercise of an SAR, the participant would generally recognize compensation income, measured by the fair market value of the shares plus any cash received, and the Company would be entitled to a corresponding deduction.

     Restricted Stock and Deferred Stock. The grant of restricted stock and deferred stock should not result in immediate income for the participant or in a deduction for the Company for federal income tax purposes, assuming the shares are nontransferable and subject to restrictions or to a deferral period which would result in a "substantial risk of forfeiture" as intended by the Company and as defined in applicable Treasury regulations. If the shares are transferable or there are no such restrictions or significant deferral periods, the participant will realize compensation income upon receipt of the award. Otherwise, a participant generally will realize taxable compensation when any such restrictions or deferral period lapses.
The amount of such income will be the value of the common stock on that date less any amount paid for the shares. Dividends paid on the common stock and received by the participant during the restricted period or deferral period also will be taxable compensation income to the participant. In any event, the Company will be entitled to a tax deduction to the extent, and at the time, the participant realizes compensation income. A participant may elect, under Section 83(b) of the Code, to be taxed on the value of the stock at the time of award. If the election is made, the fair market value of the stock at the time of the award is taxable to the participant as compensation income and the Company is entitled to a corresponding deduction.

     Withholding. The 1996 Plan requires each participant, no later than the date as of which any part of the value of an award first becomes includible as compensation in the gross income of the participant, to pay to the Company any federal, state or local taxes required by law to be withheld with respect to the award. The Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant. With respect to any award under the 1996 Plan, if the terms of the award so permit, a participant may elect to satisfy part or all of the withholding tax requirements associated with the award by (i) authorizing the Company to retain from the number of shares of Company common stock which would otherwise be deliverable to the participant, or (ii) delivering to the Company from shares of Company common stock already owned by the participant that number of shares having an aggregate fair market value equal to part or all of the tax payable by the participant. In that case, the Company would pay the tax liability from its own funds.

Registration With the SEC

     Upon approval of the 1996 Plan by the shareholders, the Company intends to file a registration statement covering the offering of the shares of common stock issuable under the 1996 Plan with the

Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

Vote Required

     Shareholder approval of the 1996 Plan requires the affirmative vote of the holders of a majority of the shares of common stock represented at the meeting and entitled to vote.

Recommendation of Board of Directors


     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" APPROVAL OF THE 1996 STOCK PLAN.


   3.  PROPOSAL TO ADOPT THE 1996 EMPLOYEE STOCK PURCHASE PLAN

General Information

     On February 13, 1996, the Board of Directors adopted the Ault Incorporated 1996 Employee Stock
Purchase Plan (the "Purchase Plan"). The Board of Directors has adopted the Purchase Plan to encourage stock ownership by all employees of the Company, provide an incentive to employees to remain in employment, improve operations, increase profits, and contribute more significantly to the Company's success. The Purchase Plan authorizes the purchase of shares of the Company's common stock pursuant to a systematic payroll deduction program more fully described below.

Summary of Purchase Plan

     The following is a brief summary of the provisions of the Purchase Plan and reference is made to the complete text of the Purchase Plan, which is set forth in Exhibit A hereto.

     The Purchase Plan will be administered by a Committee consisting of not less than three members who are appointed by the Board of Directors. Each member of such Committee will be either a director, officer or an employee of the Company.

     There are 100,000 common shares, no par value, reserved for issuance under the Purchase Plan, and eligible employees will not pay any consideration to the Company in order to receive the options.

     The Purchase Plan commenced on March 10, 1996 and will be carried out in successive phases of up to one year each. Eligible employees do not pay any consideration to the Company in order to receive the options. Based upon participation initiated in March 1996, options to acquire approximately 12,000 shares are outstanding under the first phase of the plan.

     Any employee, including an officer of the Company, who as of the first day of the month immediately preceding the Commencement Date of a phase of the Purchase Plan can be reasonably expected to work a total of 750 hours or more during the following 12-month period shall be eligible to participate in the Purchase Plan.

     Eligible employees elect to participate in the Purchase Plan by completing payroll deduction authorization forms prior to the Commencement Date of any phase of the Purchase Plan. Payroll deductions are limited to 10% of a Participant's base pay for the term of the phase of the Purchase Plan.

     As of the Commencement Date of any phase of the Purchase Plan, an eligible employee who elects to participate in the Purchase Plan is granted an option for as many full shares as he or she will be able to purchase pursuant to the payroll deduction procedure. The option price for employees who participate on the Commencement Date of any phase of the Purchase Plan is the lower of: (1) 85% of the fair market value of the share on the Commencement Date of that purchase of the Purchase Plan, or (ii) 85% of the fair market value of the shares of the Termination Date of that phase of the Purchase Plan.

     Exercise of the option occurs automatically on the Termination Date of the phase of the Purchase Plan, unless a Participant gives written notice prior to such date as to an election not to exercise. A Participant may, at any time during the term of the Purchase Plan, give notice that he or she does not wish to continue to participate, and all amounts withheld will be refunded with interest.


     The Company considers the Purchase Plan to be a "qualified" stock purchase plan under Section 423, Internal Revenue Code. Under the Internal Revenue Code, as amended to date, no income will result to a grantee of an option upon the granting or exercise of an option, and no deduction will be allowed to the Company. The gain, if any, resulting from a disposition of the shares received by a Participant, will be reported according to the provisions of Section 423, Internal Revenue Code of 1954, as amended, and will be taxed in part as ordinary income and in part as capital gain.

     The Board of Directors may at any time amend the Purchase Plan, except that no amendment may make changes in option already granted which would adversely affect the rights of any Participant.

Registration With the SEC

     The Company has filed with the Securities and Exchange
Commission, pursuant to the Securities Act of 1933, as amended, a registration statement covering the offering of the 100,000 shares of common stock under the Purchase Plan.

Vote Required

     Shareholder approval of the Purchase Plan requires the affirmative vote of the holders of a majority of the shares of common stock represented at the meeting and entitled to vote.

Recommendation of Board of Directors

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE EMPLOYEE STOCK PURCHASE SAVINGS PLAN.

                        SHAREHOLDERS PROPOSALS

     The proxy rules of the Securities and Exchange Commission permit shareholders of a Company, after timely notice to the Company, to present proposals for shareholder action in the Company's proxy statements where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by Company action in accordance with the proxy rules. The Ault Incorporated 1997 Annual Meeting of Shareholders is expected to be held on or about September 30, 1997 and proxy materials in connection with that meeting are expected to be mailed on or about August 25, 1997. Shareholder proposals related to the 1997 Annual Meeting prepared in accordance with the proxy rules must be received by the Company on or before May 30, 1997.


                             OTHER MATTERS

     The management knows of no other matters which will be presented at the Special Meeting. If any other matters arise at the meeting it is intended that the shares represented by the proxies in the accompanying form will be voted in accordance with the judgment of the persons named in the proxy.

                              By Order of the Board of Directors,


                              Richard A. Primuth, Corporate Secretary

                                                             Exhibit A

                          AULT INCORPORATED.
                            1996 STOCK PLAN


     SECTION 1.  General Purpose of Plan; Definitions.

     The name of this plan is the AULT INCORPORATED 1996 Stock Plan (the "Plan"). The purpose of the Plan is to enable AULT INCORPORATED (the "Company") to retain and attract executives and other key employees, non-employee directors and consultants who contribute to the Company's success by their ability, ingenuity and industry, and to enable such individuals to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company.

     For purposes of the Plan, the following terms shall be defined as set forth below:

     a. "Board" means the Board of Directors of the Company as it may be comprised from time to time.

     b. "Cause" means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, willful misconduct, dishonesty or intentional violation of a statute, rule or regulation, any of which, in the judgment of the Company, is harmful to the business or reputation of the Company.

     c. "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

     d. "Committee" means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board, unless the Plan specifically states otherwise.

     e. "Consultant" means any person, including an advisor, engaged by the Company or a Parent of the Subsidiary of the Company to render services and who is compensated for such services and who is not an employee of the Company or any Parent Corporation or Subsidiary of the Company. A Non-Employee Director may serve as a Consultant.

     f. "Company" means Ault Incorporated, a corporation organized under the laws of the State of Minnesota (or any successor corporation).

     g. "Deferred Stock" means an award made pursuant to Section 8 below of the right to receive stock at the end of a specified deferral period.

     h. "Disability" means permanent and total disability as determined by the Committee.

     i. "Early Retirement" means retirement, with consent of the Committee at the time of retirement, from active employment with the Company and any Subsidiary or Parent Corporation of the Company.

     j. "Fair Market Value" of Stock on any given date shall be determined by the Committee as follows: (a) if the Stock is listed for trading on one of more national securities exchanges, or is traded on the NASDAQ Stock Market, the last reported sales price on the principal such exchange or the NASDAQ Stock Market on the date in question, or if such Stock shall not have been traded on such principal exchange on such date, the last reported sales price on such principal exchange or the NASDAQ Stock Market on the first day prior thereto on which such Stock was so traded; or (b) if the Stock is not listed for trading on a national securities exchange or the NASDAQ Stock Market, but is traded in the over-the-counter market, including the NASDAQ Small Cap Market, the closing bid price for such Stock on the date in question, or if there is no such bid price for such Stock on such date, the closing bid price on the first day prior thereto on which such price existed; or (c) if neither (a) or (b) is applicable, by any means fair and reasonable by the Committee, which determination shall be final and binding on all parties.

     k. "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of
Section 422 of the Code.

     l. "Non-Employee Director" means a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934.

     m. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option, and is intended to be and is designated as a "Non-Qualified Stock Option."

     n. "Normal Retirement" means retirement from active employment with the Company and any Subsidiary or Parent Corporation of the Company on or after age 65.

     o. "Outside Director" means a Director who: (a) is not a current employee of the Company or any member of an affiliated group which includes the Company; (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company; (d) does not receive remuneration from the Company, either directly or indirectly, in any capacity other than as a director, except as otherwise permitted under Code Section 162(m) and regulations thereunder. For this purpose, remuneration includes any payment in exchange for good or services. This definition shall be further governed by the provisions of Code
Section 162(m) and regulations promulgated thereunder.

     p. "Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     q. "Restricted Stock" means an award of shares of Stock that are subject to restrictions under Section 7 below.

     r.   "Retirement" means Normal Retirement or Early Retirement.

     s. "Stock" means the Common Shares, no par value, of the Company.

     t. "Stock Appreciation Right" means the right pursuant to an award granted under Section 6 below to surrender to the Company all or a portion of a Stock Option in exchange for an amount equal to the difference between (i) Fair Market Value, as of the date such Stock Option or such portion thereof is surrendered, of the shares of Stock covered by such Stock Option or such portion thereof, and (ii) the aggregate exercise price of such Stock Option or such portion thereof.

     u. "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5 below.

     v. "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.




        SECTION 2.  Administration.

     The Plan shall be administered by the Board of Directors or by a Committee appointed by the Board of Directors of the Company consisting of at least two Directors, all of whom shall be Outside Directors and Non-Employee Directors, who shall serve at the pleasure of the Board. If the Board has established a Compensation Committee, the Compensation Committee shall serve as the Committee for purposes of this Plan.

     The Committee shall have the power and authority to grant to eligible employees or Consultants, pursuant to the terms of the Plan:
(i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, or (iv) Deferred Stock awards.

     In particular, the Committee shall have the authority:

          (i) to select the officers and other key employees of the Company and its Subsidiaries and other eligible persons to whom Stock Options, Stock Appreciation Rights, Restricted Stock and Deferred
Stock awards may from time to time be granted hereunder;

          (ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights,
Restricted Stock and Deferred Stock awards, or a combination of the foregoing, are to be granted hereunder;

          (iii) to determine the number of shares to be covered by each such award granted hereunder;

          (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, any restriction on any Stock Option or other award and/or the shares of Stock relating thereto), which authority shall be exclusively vested in the Committee (and not the Board) for purposes of establishing performance criteria used with Restricted Stock and Deferred Stock awards; provided, however, that in the event of a merger or asset sale, the applicable provisions of Sections 5(c) and 7(c) of the Plan shall govern the acceleration of the vesting of any Stock Option or awards;

          (v) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant.

     The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may delegate to executive officers of the Company the authority to exercise the powers specified in (i), (ii), (iii), (iv) and (v) above with respect to persons who are not either the chief executive officer of the Company or the four highest paid officers of the Company other than the chief executive officer.

     All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

         SECTION 3.  Stock Subject to Plan.

     The total number of shares of Stock reserved and available for distribution under the Plan shall be 500,000. Such shares may consist, in whole or in part, of authorized and unissued shares.

     Subject to paragraph (b)(iv) of Section 6 below, if any shares that have been optioned cease to be subject to Stock Options, or if any shares subject to any Restricted Stock or Deferred Stock award granted hereunder are forfeited or such award otherwise terminates without a payment being made to the participant, such shares shall again be available for distribution in connection with future awards under the Plan.

     In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, other change in corporate structure affecting the Stock, or spin-off or other distribution of assets to shareholders, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding options granted under the Plan, and in the number of shares subject to Restricted Stock or Deferred Stock awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Option.

     SECTION 4.  Eligibility.

     Officers, other key employees of the Company and Subsidiaries, members of the Board of Directors, and Consultants who are responsible for or contribute to the management, growth and profitability of the business of the Company and its Subsidiaries are eligible to be granted Stock Options, Stock Appreciation Rights, Restricted Stock or Deferred Stock awards under the Plan. The optionees and participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares covered by each award.

     Notwithstanding the foregoing, no person shall receive grants of Stock Options and Stock Appreciation Rights under this Plan which exceed 100,000 shares during any fiscal year of the Company.

     SECTION 5.  Stock Options.

     Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

     The Stock Options granted under the Plan may be of two types:
(i) Incentive Stock Options and (ii) Non-Qualified Stock Options. No Incentive Stock Options shall be granted under the Plan after December 11, 2006.

     The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of options (in each case with or without Stock Appreciation Rights). To the extent that any option does not qualify as an Incentive Stock

Option, it shall constitute a separate Non-Qualified Stock Option.

     Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code. The preceding sentence shall not preclude any modification or amendment to an outstanding Incentive Stock Option, whether or not such modification or amendment results in disqualification of such Stock Option as an Incentive Stock Option, provided the optionee consents in writing to the modification or amendment.

     Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

     (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant. In no event shall the option price per share of Stock purchasable under an Incentive Stock Option be less than 100% of Fair Market Value on the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the option price shall be no less than 110% of the Fair Market Value of the Stock on the date the option is granted.

     (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

     (c) Exercisability. Stock Options shall be exercisable at such time or times as determined by the Committee at or after grant, subject to the restrictions stated in Section 5(b) above. If the Committee provides, in its discretion, that any option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time. Notwithstanding anything contained in the Plan to the contrary, the Committee may, in its discretion, extend or vary the term of any Stock Option or any installment thereof, whether or not the optionee is then employed by the Company, if such action is deemed to be in the best interests of the Company; provided, however, that in the event of a merger or sale of assets, the provisions of this Section 5(c) shall govern vesting acceleration. Notwithstanding the foregoing, unless the Stock Option provides otherwise, any Stock Option granted under this Plan shall be exercisable in full, without regard to any installment exercise provisions, for a period specified by the Committee, but not to exceed sixty (60) days, prior to the occurrence of any of the following events: (i) dissolution or liquidation of the Company other than in conjunction with a bankruptcy of the Company or any similar occurrence, (ii) any merger, consolidation, acquisition, separation, reorganization, or similar occurrence, where the Company will not be the surviving entity or (iii) the transfer of substantially all of the assets of the Company or 75% or more of the outstanding Stock of the Company.

     The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

     (d) Method of Exercise. Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by check, or by any other form of legal consideration deemed sufficient by the Committee and consistent with the Plan's purpose and applicable law, including promissory notes or a properly executed exercise notice together with irrevocable instructions to a broker acceptable to the Company to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price. As determined by the Committee at the time of grant or exercise, in its sole discretion, payment in full or in part may also be made in the form of Stock already owned by the optionee (which in the case of Stock acquired upon exercise of an option have been owned for more than six months on the date of surrender) or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock or Deferred Stock subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee), provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares may be authorized only at the time the option is granted, and provided further that in the event payment is made in the form of shares of Restricted Stock or a Deferred Stock award, the optionee will receive a portion of the option shares in the form of, and in an amount equal to, the Restricted Stock or Deferred Stock award tendered as payment by the optionee. If the terms of an option so permit, an optionee may elect to pay all or part of the option exercise price by having the Company withhold from the shares of Stock that would otherwise be issued upon exercise that number of shares of Stock having a Fair Market Value equal to the aggregate option exercise price for the shares with respect to which such election is made. No shares of Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends and other rights of a shareholder with respect to shares subject to the option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (a) of
Section 12.

     (e) Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

     (f) Termination by Death. If an optionee's employment by the Company and any Subsidiary or Parent Corporation terminates by reason of death, any Incentive Stock Option may thereafter be immediately exercised, to the extent then exercisable, by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of twelve months from the date of such death or until the expiration of the stated term of the option, whichever period is shorter. In the event of termination of employment by reason of death, if any Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.

     (g) Termination by Reason of Disability. If an optionee's employment by the Company and any Subsidiary or Parent Corporation terminates by reason of Disability, any Incentive Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability, but may not be exercised after twelve months from the date of such termination of employment or the expiration of the stated term of the option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if any Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.

     (h) Termination by Reason of Retirement. If an optionee's employment by the Company and any Subsidiary or Parent Corporation terminates by reason of Retirement and the terms of the Stock Option so provide, any Incentive Stock Option held by such optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement, but may not be exercised after twelve months from the date of such termination of employment or the expiration of the stated term of the option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if any Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.

     (i) Other Termination. If an optionee's continuous status as an employee or Consultant terminates (other than upon the optionee's death, Disability or Retirement), any Incentive Stock Option held by such optionee may thereafter be exercised to the extent it was exercisable at the time of such termination, but may not be exercised after 90 days after such termination, or the expiration of the stated term of the option, whichever period is the shorter. In the event of termination of employment by reason other than death, Disability or Retirement and if pursuant to its terms any Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Stock Option. In the event an Optionee's employment with the Company is terminated for Cause, all unexercised Options granted to such Optionee shall immediately terminate.

     (j) Annual Limit on Incentive Stock Options. The aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the Common Stock with respect to which an Incentive Stock Option under this Plan or any other plan of the Company and any Subsidiary or Parent Corporation is exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

     (k) Directors Who Are Not Employees. Each person who (i) is not an employee of the Company, any Parent Corporation or any Subsidiary and (ii) is elected or re-elected as a Director by the Board or the shareholders subsequent to December 31, 1996, shall automatically be granted an Option to purchase 2,000 shares of Stock as of the date of such election or re-election, at an option price per share equal to 100% of the Fair Market Value of a share of Stock on the date of such election or re-election. The Board in appropriate circumstances may adjust the Option to be granted under this Section 5(k) to any such person who has received a stock option from the Company in the three preceding years. All such Options shall be designated as Non-Qualified Stock Options and shall be subject to the same terms and provisions as are then in effect with respect to the grant of Non-Qualified Stock Options to officers and key employees of the Company, except that (1) the term of each such Option shall be equal to ten years, which term shall not expire upon the termination of service as a Director and (2) the Option shall become exercisable as to one-third of the shares subject to the Option beginning one year after the date the Option is granted, the second third beginning two years after the date the Option is granted and the last third beginning three years after the date the Option is granted. Upon termination of such Director's service as a Director of the Company, the unvested portion of an Option held by such Director shall not be exercisable. Subject to the foregoing, all provisions of this Plan not inconsistent with the foregoing shall apply to Options granted pursuant to this Section 5(k).

     SECTION 6.  Stock Appreciation Rights.

     (a)  Grant and Exercise.   Stock Appreciation Rights may be
granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of the option.

     A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

     A Stock Appreciation Right may be exercised by an optionee, in accordance with paragraph (b) of this Section 6, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in paragraph (b) of this Section
6. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

     (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

          (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of
Section 5 and this Section 6 of the Plan.

          (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

          (iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Section 5 of the Plan.

          (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Sections 3 and 4 of the Plan on the total number of shares of Stock to be issued under the Plan and the maximum number of shares to be awarded to any one person in a fiscal year, but only to the extent of the number of shares issued or issuable under the Stock appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

          (v) A Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the market price of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Option.

     SECTION 7.  Restricted Stock.

     (a) Administration. Shares of Restricted Stock may be issued either alone or in addition to otherawards granted under the Plan.
The Committee shall determine the officers, key employees and Consultants of the Company and Subsidiaries to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards. The Committee may also condition the grant of Restricted Stock upon the attainment of specified performance goals. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

     (b) Awards and Certificates. The prospective recipient of an award of shares of Restricted Stock shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the then applicable terms and conditions.

          (i) Each participant shall be issued a stock certificate in respect of shares of Restricted Stock awarded under the Plan. Such certificate shall be registered in the name of the participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Ault Incorporated 1996 Stock Plan and an Agreement entered into between the registered owner and Ault Incorporated. Copies of such Plan and Agreement are on file in the offices of Ault Incorporated."

          (ii) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

     (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

          (i) Subject to the provisions of this Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. Within these limits, the Committee may provide for the lapse of such restrictions in installments where deemed appropriate.

          (ii) Except as provided in paragraph (c)(i) of this Section 7, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive any cash dividends. The Committee, in its sole discretion, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional shares of Restricted Stock (to the extent shares are available under Section 3 and subject to paragraph (f) of Section 12). Certificates for shares of unrestricted Stock shall be delivered to the grantee promptly after, and only after, the period of forfeiture shall have expired without forfeiture in respect of such shares of Restricted Stock.

          (iii) Subject to the provisions of the award agreement and paragraph (c)(iv) of this Section 7, upon termination of employment for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the participant.

          (iv) In the event of special hardship circumstances of a participant whose employment is terminated (other than for Cause), including death, Disability or Retirement, or in the event of an unforeseeable emergency of a participant still in service, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to such participant's shares of Restricted Stock.

          (v) Notwithstanding the foregoing, all restrictions with respect to any participant's shares of Restricted Stock shall lapse, on the date determined by the Committee, prior to, but in no event more than sixty (60) days prior to, the occurrence of any of the following events: (i) dissolution or liquidation of the Company, other than in conjunction with a bankruptcy of the Company or any similar occurrence, (ii) any merger, consolidation, acquisition, separation, reorganization, or similar occurrence, where the Company
will not be the surviving entity or (iii)     the transfer of
substantially all of the assets of the Company or 75% or more of the outstanding Stock of the Company.

     SECTION 8.  Deferred Stock Awards.

     (a) Administration. Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the officers, key employees and Consultants of the Company and Subsidiaries to whom and the time or times at which Deferred Stock shall be awarded, the number of Shares of Deferred Stock to be awarded to any participant or group of participants, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred, and the terms and conditions of the award in addition to those contained in paragraph (b) of this Section 8. The Committee may also condition the grant of Deferred Stock upon the attainment of specified performance goals. The provisions of Deferred Stock awards need not be the same with respect to each recipient.

     (b)  Terms and Conditions.

          (i) Subject to the provisions of this Plan and the award agreement, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral
Period.  At the expiration of the Deferral Period (or Elective
Deferral Period, where applicable), share certificates shall be delivered to the participant, or his legal representative, in a number equal to the shares covered by the Deferred Stock award.

          (ii) Amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock award will be paid to the participant currently or deferred and deemed to be reinvested in additional Deferred Stock or otherwise reinvested, all as determined at the time of the award by the Committee, in its sole discretion.

          (iii) Subject to the provisions of the award agreement and paragraph (b)(iv) of this Section 8, upon termination of employment for any reason during the Deferral Period for a given award, the Deferred Stock in question shall be forfeited by the participant.

          (iv) In the event of special hardship circumstances of a participant whose employment is terminated (other than for Cause) including death, Disability or Retirement, or in the event of an unforeseeable emergency of a participant still in service, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all of the remaining deferral limitations imposed hereunder with respect to any or all of the participant's Deferred Stock.

          (v) A participant may elect to further defer receipt of the award for a specified period or until a specified event (the "Elective Deferral Period"), subject in each case to the Committee's approval and to such terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions adopted by the Committee, such election must generally be made prior to completion of one half of the Deferral Period for a Deferred Stock award (or for an installment of such an award).

          (vi) Each award shall be confirmed by, and subject to the terms of, a Deferred Stock agreement executed by the Company and the participant.

     SECTION 9.  Transfer, Leave of Absence, etc.

     For purposes of the Plan, the following events shall not be deemed a termination of employment:

     (a)  a transfer of an employee from the Company to a Parent
Corporation or Subsidiary, or from a Parent Corporation or Subsidiary to the Company, or from one Subsidiary to another;

     (b) a leave of absence, approved in writing by the Committee, for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed ninety (90) days (or such longer period as the Committee may approve, in its sole discretion); and

     (c) a leave of absence in excess of ninety (90) days, approved in writing by the Committee, but only if the employee's right to reemployment is guaranteed either by a statute or by contract, and provided that, in the case of any leave of absence, the employee returns to work within 30 days after the end of such leave.

     SECTION 10.  Amendments and Termination.

     The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made (i) which would impair the rights of an optionee or participant under a Stock Option, Restricted Stock or other Stock-based award theretofore granted, without the optionee's or participant's consent, or (ii) which without the approval of the stockholders of the Company would cause the Plan to no longer comply with Rule 16b-3 under the Securities Exchange Act of 1934, Section 422 of the Code or any other regulatory requirements.

     The Committee may amend the terms of any award or option theretofore granted, prospectively or retroactively to the extent such amendment is consistent with the terms of this Plan, but no such amendment shall impair the rights of any holder without his or her consent except to the extent authorized under the Plan. The Committee may also substitute new Stock Options for previously granted options, including previously granted options having higher option prices.

     SECTION 11.  Unfunded Status of Plan.

     The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

     SECTION 12.  General Provisions.

     (a) The Committee may require each person purchasing shares pursuant to a Stock Option under the Plan to represent to and agree with the Company in writing that the optionee is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

     All certificates for shares of Stock delivered under the Plan pursuant to any Restricted Stock, Deferred Stock or other Stock-based awards shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (b) Subject to paragraph (d) below, recipients of Restricted Stock, Deferred Stock and other Stock-based awards under the Plan
(other than Stock Options) are not required to make any payment or provide consideration other than the rendering of services.

     (c) Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time.

     (d) Each participant shall, no later than the date as of which any part of the value of an award first becomes includible as compensation in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. With respect to any award under the Plan, if the terms of such award so permit, a participant may elect by written notice to the Company to satisfy part or all of the withholding tax requirements associated with the award by (i) authorizing the Company to retain from the number of shares of Stock that would otherwise be deliverable to the participant, or (ii) delivering to the Company from shares of Stock already owned by the participant, that number of shares having an aggregate Fair Market Value equal to part or all of the tax payable by the participant under this Section 12(d). Any such election shall be in accordance with, and subject to, applicable tax and securities laws, regulations and rulings.

     (e) At the time of grant, the Committee may provide in connection with any grant made under this Plan that the shares of Stock received as a result of such grant shall be subject to a repurchase right in favor of the Company, pursuant to which the participant shall be required to offer to the Company upon termination of employment for any reason any shares that the participant acquired under the Plan, with the price being the then Fair Market Value of the Stock or, in the case of a termination for Cause, an amount equal to the cash consideration paid for the Stock, subject to such other terms and conditions as the Committee may specify at the time of grant. The Committee may, at the time of the grant of an award under the Plan, provide the Company with the right to repurchase, or require the forfeiture of, shares of Stock acquired pursuant to the Plan by any participant who, at any time within two years after termination of employment with the Company, directly or indirectly competes with, or is employed by a competitor of, the Company.

     (f) The reinvestment of dividends in additional Restricted Stock (or in Deferred Stock or other types of Plan awards) at the time of any dividend payment shall only be permissible if the Committee (or the Company's chief financial officer) certifies in writing that under
Section 3 sufficient shares are available for such reinvestment (taking into account then outstanding Stock Options and other Plan awards).

     (g) The Plan is expressly made subject to the approval by shareholders of the Company. If the Plan is not so approved by the shareholders on or before one year after this Plan's adoption by the Board of Directors, this Plan shall not come into effect. The offering of the shares hereunder shall be also subject to the effecting by the Company of any registration or qualification of the shares under any federal or state law or the obtaining of the consent or approval of any governmental regulatory body which the Company shall determine, in its sole discretion, is necessary or desirable as a condition to or in connection with, the offering or the issue or purchase of the shares covered thereby. The Company shall make every reasonable effort to effect such registration or qualification or to obtain such consent or approval.

                                                             EXHIBIT B

                           AULT INCORPORATED

               1996 Employee Stock Purchase Savings Plan

                               Article I

                                Purpose

     The purpose of the 1996 Employee Stock Purchase Savings Plan is to provide a greater community of interest between Ault Incorporated shareholders and its employees, and to encourage and facilitate purchases of shares of common stock in the Company by its employees. It is believed the Plan will encourage employees to remain in the employ of the Company and will provide them with further incentive to improve operations, increase profits and contribute more significantly to the Company's success and will also permit the Company to compete with other corporations offering similar plans in obtaining and retaining the services of competent employees. It is intended that options issued pursuant to this Plan shall constitute options issued pursuant to an "Employee Stock Purchase Plan" within the meaning of
Section 423 of the Internal Revenue Code of 1986, as amended.


                              Article II

                              Definitions

     A.   "Plan" means the 1996 Ault Incorporated Employee Stock
Purchase Savings Plan.

     B.   "Board of Directors" means the Board of Directors of Ault
Incorporated.

     C.   "Code" means the Internal Revenue Code of 1986, as amended.

     D. "Company" means Ault Incorporated, and any of its subsidiaries (as that term is defined by Section 424(f) of the Code) to which Ault Incorporated and such respective subsidiaries, by action of their boards of directors, shall make this Plan applicable.

     E. "Employee" means any person, including an officer, who is customarily employed or is expected to be customarily employed twenty
(20) hours or more per week by the Company.

     F. "Eligible Employee" means an Employee of the Company who is eligible for participation in the Plan in accordance with Article IV.

     G. "Participant" means an Eligible Employee who has elected to participate in the Plan in accordance with Article V.

     H.   "Committee" means the committee provided for in Article XI.

     I. The "Effective Date" of the Plan means March 10, 1996 or a date established by the Committee not to exceed fourteen days following registration of the options and shares reserved pursuant to the Plan with the United States Securities and Exchange Commission.

     J. The "Commencement Date" of a Phase (as defined herein) shall be determined and defined as provided in Article III, Section B herein.

     K. "Base Pay" means regular straight time earnings annualized as of the date of Commencement Date of a Phase, excluding payments, if any, for overtime, incentive compensation, commissions, disability payments, bonuses and any other similar, special remuneration.

     L. "Termination Date" shall mean a date set by the Committee which is at least 358 days after but no more than 365 days after the Commencement Date of a particular Phase of the Plan provided that the Committee may elect to accelerate the termination Date of any Phase effective on the date specified by the Committee in the event of (i) any consolidation or merger in which Ault Incorporated is not the surviving corporation or pursuant to which shares of Ault Incorporated would be converted into cash, securities or other property; (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; (iii) any plan of liquidation or dissolution of Ault Incorporated; (iv) any event or transaction which would cause Ault Incorporated shares to cease to be quoted on the NASDAQ Automated Quotation System.

     M. "Shares" shall mean common shares of Ault Incorporated of no par value, subject to adjustments which may be made in accordance with Articles XVI and XVII.

                              Article III

                      Term and Phases of the Plan

     A. The Plan will commence on the Effective Date and will terminate ten (10) years and six months thereafter, except that any Phase (as hereinafter defined) commenced prior to such termination shall, if necessary, be allowed to continue beyond such termination until completion. Notwithstanding the foregoing, this Plan shall be considered of no force or effect and any options granted shall be null and void unless the holders of a majority of shares of the common stock of the Company, represented at a meeting in person or by proxy, approve the Plan within twelve (12) months before or after the date of its adoption by the Board of Directors.

     B. The Plan shall be carried out in one or more phases (each herein a "Phase"), each Phase being for a period of one year. No Phase shall run concurrently with any other phase, but a Phase may commence immediately after the termination of the preceding Phase.
The commencement of each Phase (the "Commencement Date") shall be determined by the Committee, provided that the Commencement Date of the first Phase shall be within twelve (12) months before or after the date of approval of the Plan by the shareholders of the Company. In the event all of the stock reserved for grant of options hereunder is issued pursuant to the terms hereof prior to the Commencement Date of one or more Phases scheduled by the Committee or the number of shares remaining is so small, in the opinion of the Committee, as to render administration of any succeeding Phase impracticable, such Phase or Phases shall be canceled. Phases shall be numbered successively as Phase 1, Phase 2, Phase 3, etc.

                              Article IV

                              Eligibility

     A. Any Employee of the Company who has completed at least one month of continuous service on or prior to the Commencement Date of a Phase of the Plan shall be eligible to participate in the Plan, subject to the limitations imposed by Section 423 of the Code.

     B. Any Employee who is a member of the Board of Directors of the Company shall be eligible to participate in the Plan.

     C. Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted an option:

          1. if such Employee, immediately after the option is granted, owns shares possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or a parent or a subsidiary of the Company. For purposes of determining share ownership, the rules of Section 424(d) of the Code shall apply, and shares which the Employee may purchase under outstanding options shall be treated as shares owned by the Employee;

          2. which permits the Employee to purchase shares under such plans of the Company or a subsidiary of the Company to accrue at a rate which exceeds $25,000 of the fair market value of such shares (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. The term "accrue" shall be interpreted as in Section 423(b)(8) of the Code;

          3. which can be exercised after the expiration of twenty-seven months from the date the option is granted.

                               Article V

                             Participation

     A. An Eligible Employee may elect to enroll as, and become a Participant in, any Phase of the Plan by completing a payroll deduction authorization on the form provided by the Company and filing it the personnel office prior to or on the date the phase commences.

     B. Payroll deductions for a Participant shall commence on the first payday after the Commencement Date of the Phase for which the Eligible Employee has enrolled and shall end on the last payday immediately prior to or coinciding with the Termination Date of the particular Phase, unless sooner terminated by the Participant as provided in Article IX or as otherwise provided herein.

     C. A Participant who ceases to be an Eligible Employee, although still employed by the Company, thereupon shall be deemed to discontinue his or her participation in the Plan, and he or she shall have the rights provided in Article IX.

     D.   Participation in the Plan shall be voluntary.

                              Article VI

                          Payroll Deductions

     A. Upon enrollment, a Participant shall elect to make contributions to the Plan by payroll deductions (in full dollar amounts calculated to be as uniform as practicable throughout the period of the Phase), in the aggregate amount not in excess of the sum of 10% of such Participant's Base Pay for the term of the Phase, as determined on the basis of his or her annual or annualized Base Pay at the Commencement Date of the Phase. The minimum authorized payroll deduction must aggregate to not less than $10 per month.

     B. All payroll deductions made for Participants shall be credited to their accounts under the Plan. The Participant may not make any separate cash payments into such account.

     C. A Participant may discontinue his or her participation in the Phase and terminate his or her payroll deduction authorized at any time as provided in Article IX.

     D. A Participant may reduce the amount of his or her payroll deduction by completing an amended payroll deduction authorization on the form provided and filing it with his or her personnel office, but no change can be made during a Phase of the Plan which would either change the time or increase the rate of his or her payroll deductions.

     E. In the event that the Participant's compensation for any pay period is terminated or reduced from the compensation rate for such a period as of the Commencement Date of the Phase for any reason so that the amount actually withheld on behalf of the Participant as of the termination date of the Phase is less than the amount anticipated to be withheld over the Phase year as determined on the Commencement Date of the Phase, then the extent to which the Participant may exercise his option shall be based on the amount actually withheld on his behalf. In the event of a change in the pay period of any Participant, such as from bi-weekly to monthly, an appropriate adjustment shall be made to the deduction in each new pay period so as to ensure the deduction of the proper amount authorized by the Participant.

                              Article VII

                    Terms and Conditions of Options

     A. Stock options granted pursuant to the Plan may be evidenced by agreements in such form as the Committee shall approve, provided that all Employees shall have the same rights and privileges and provided further that such options shall comply with and be subject to the following terms and conditions. The Committee may conclude that agreements are not necessary.

     B. As of the Commencement Date of a Phase when a Participant's payroll deduction authorization becomes effective, the Participant shall be granted an option for as many full shares as he or she will be able to purchase with the payroll deductions credited to his or her account during his or her participation in the Phase, subject to the limitations of Article X. The maximum number of shares subject to purchase by a Participant shall equal the total amount credited to the Participant's account under Section VI hereof divided by the option price set forth in Section VII, Paragraph C.1 hereof.

     C. The option price of shares purchased with payroll deductions for an Employee who becomes a Participant as of the Commencement Date of a Phase shall be the lower of:

          1. 85% of the fair market value of the shares on the date the Phase commences; or,

          2. 85% of the fair market value of the shares on the Termination Date of the Phase.

     D. The fair market value of the shares shall be determined by the Committee for each valuation date in a manner consistent with
Section 423 of the Code.

                             Article VIII

                          Exercise of Option

     A. Unless a Participant gives written notice to the Company as provided in Article IX, his or heroption for the purchase of shares will be exercised automatically for him or her as of the Termination Date of the Phase for the purchase of the number of full shares which the accumulated payroll deductions in his or her account at that time will purchase at the applicable option price; but in no event shall the number of full shares be greater than the number of full shares to which the Participant would have been eligible to receive when he or she first became a Participant under the Phase if he or she had elected a payroll deduction rate of 10% of his or her then annual or annualized Base Pay and as if the option price were solely based under Paragraph C.1 of Article VII.

     B. By written notice to the Company within the period commencing three (3) months prior to and ending on the business day immediately preceding the Termination Date of the Phase and after delivery to the Participant of a prospectus covering the shares to be issued under the Plan, a Participant may elect, effective as of the Termination Date, to:

          1. withdraw all the accumulated payroll deductions in his or her account at the time, with interest; or, after receipt of a prospectus as set forth above,

          2. exercise his or her option for a specified number of full shares less than the number of full shares which the accumulated payroll deductions in his or her account will purchase at the applicable option price and withdraw the balance in his or her account without interest; but in no event shall the number of full shares be greater than the number of full shares to which a Participant would have been eligible to receive when he or she first became a Participant under the Phase if he or she had elected a payroll deduction rate of 10% of his or her then annual or annualized Base Pay and as if the option price were solely based under Paragraph C.1 of Article VII.

     C. Notwithstanding the provisions of Paragraphs A and B above, if a Participant files reports pursuant to Section 16 of the Securities Exchange Act of 1934 (at the Commencement Date of a Phase or becomes obligated to file such reports during a Phase) then such a Participant shall not have the right to withdraw all or a portion of the accumulated payroll deductions except in accordance with Article IX, Paragraphs A and B.

                              Article IX

                   Death, Withdrawal or Termination

     A. In the event of death of a Participant, the person or persons specified in Article XVIII may give notice to the Company within sixty (60) days of the death of the Participant electing to purchase the number of full shares which the accumulated payroll deductions in the account of such deceased Participant will purchase under the option at the applicable option price specified in Paragraph C of Article VII and have the balance in the account distributed in cash without interest. If no such notice is received by the Company within said sixty (60) days, the accumulated payroll deductions will be distributed in cash plus interest.

     B. Upon termination of the Participant's employment for any reason other than the death of the Participant, the payroll deductions credited to his or her account, plus interest, shall be returned to him or her.

     C. Except for a Participant governed by Paragraph C of Article VIII, a Participant may withdraw payroll deductions credited to his or her account under the Plan at any time by giving written notice to the Company. All of the Participant's payroll deductions credited to his or her account, plus interest, shall be paid to him or her promptly after receipt of his or her notice of withdrawal and no further payroll deductions shall be made from his or her compensation.

                               Article X

                          Shares Under Option

     A. The shares to be sold to a Participant under the Plan may, at the election of the Company, be either treasury shares or shares originally issued for such purpose. The maximum number of shares which shall be made available for purchase under the Plan shall be 100,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Articles XVI and XVII. Shares subject to the unexercised portion of any lapsed or expired option may again be subject to option under the plan. If the total number of shares for which options are to be granted on any date in accordance with
Article VII exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Committee shall make a pro rata allocation of the shares remaining available in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable. In such event, payroll deductions to be made shall be reduced accordingly and the Committee shall give written notice of such reduction to each Participant affected thereby.

     B. As promptly as practicable after the Termination Date of a Phase, the Company shall deliver to each Participant the full shares purchased under exercise of his or her option, together with a cash payment equal to the balance (without interest) of any payroll deductions credited to his or her account which were not used for the purchase of shares.

     C. The Participant will have no interest in shares covered by his or her option until such option has been exercised.

                              Article XI

                            Administration

     A. The Plan shall be administered by a Committee consisting of not less than two (2) members who shall be appointed by the Board of Directors of the Company. If the Board of Directors has established a Compensation Committee, such Compensation Committee shall be the "Committee" hereunder. Each member of such Committee shall be either a director, an officer or an employee of the Company.

     B. The Committee shall be vested with full authority to make, administer, and interpret such rules and regulations as it deems necessary to administer the Plan, and any such determination, decision or action of such Committee with respect to any action in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding on the Company and on all Participants and any and all other persons claiming under or through any Participant, unless otherwise determined by the Board of Directors. All determinations of the Committee shall be made by a majority of its members. Any decision which is made in writing and signed by a majority of the members of the Committee shall be effective as fully as though made by a majority vote at a meeting duly called and held.

     C. The determinations of the Committee shall be made in accordance with its judgment as to the best interests of the Company, its employees and its shareholders and in accordance with the purposes of the Plan; provided, however, that the provisions of the Plan shall at all times be construed in a manner consistent with the requirements of Section 423 of the Internal Revenue Code, as amended.

     D. The Company shall pay all expenses of administering the Plan. No member of the Board of Directors or the Committee shall be personally liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

                              Article XII

                         Amendment of the Plan

     The Board of Directors of the Company may at any time amend the Plan, except that no amendment may make any change in any option therefore granted which would adversely affect the rights of any Participant, and no amendment shall be made without prior approval of the shareholders of the Company if such amendment would require sale of more shares than are authorized under Article X of the Plan.

                              Article XIII

                          Non-transferability

     Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant and any such attempted assignment, transfer, pledge or other disposition shall be null and void and without effect, but the Company may treat such act as an election to withdraw funds in accordance with Article IX.


                              Article XIV

                             Use of Funds

     All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purposes and the Company shall not be obligated to segregate such payroll deductions.

                              Article XV

                               Interest

     In any situation where the Plan provides for the payment of interest on a Participant's payroll deductions, such interest shall be determined by averaging the balance in the Participant's account for the period of his or her participation and computing interest thereon at the rate of 5% per annum (simple interest). The Committee may change the rate of interest for a particular Phase, provided such change is made prior to the Commencement Date of the Phase.


                              Article XVI

                Changes in Capitalization, Merger, etc.

     A. Subject to any required action by the shareholders, the number of shares covered by each outstanding option, the price per share thereof in each such option, and the maximum number of shares available for purchase pursuant to options issued under the Plan shall be deemed proportionately adjusted for any increase or decrease in the number of issued shares of the Company resulting from a subdivision or consolidation of shares or the payment of a share dividend (but only on the shares) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

     B. If the Company shall be involved in any merger or consolidation, whether or not it is the surviving corporation, each outstanding option shall pertain to and apply to the securities to which a holder of the number of shares subject to the option would have been entitled. A dissolution or liquidation of the Company shall cause each outstanding option to terminate, provided in such event that, immediately prior to such dissolution or liquidation, each Participant shall be repaid the payroll deductions credited to his or her account, plus interest.

     C. In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all its authorized shares with no par value into the same number of shares with a stated par value, the shares resulting from any such change shall be deemed to be the shares within the meaning of this Plan.

                             Article XVII

                         Adjustments to Shares

     A. To the extent that the foregoing adjustments relate to shares or securities of the Company, suchadjustments shall be made by the Committee, and its determination in that respect shall be final, binding and conclusive, provided that each option granted pursuant to this Plan shall not be adjusted in a manner that causes the option to fail to continue to qualify as an option issued pursuant to an "employee stock purchase plan" within the meaning of Section 423 of the Code.

     B. Except as herein before expressly provided in Articles XVI and XVII, the optionee shall have no right by reason of any subdivision or consolidation of shares of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of any class, or securities convertible into shares of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to the option.

     C. The grant of an option pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

                             Article XVIII

                        Beneficiary Designation

     A Participant may file a written designation of a beneficiary who may elect to purchase shares or receive cash to the Participant's credit under the Plan in the event of such Participant's death prior to delivery to him or her of such shares and cash. Such designation of beneficiary may be changed by the Participant at any time by written notice. Upon the death of a Participant and upon receipt by the Company of proof deemed adequate by it of the identity and existence at the Participant's death of a beneficiary validly designated by him or her under the Plan, the Company shall deliver such shares and cash to such beneficiary in accordance with Section A of Article IX. If, upon the death of a Participant, there is no surviving beneficiary duly designated as above provided, the Company shall deliver accumulated payroll deductions to the executor or administrator of the estate of the Participant or, if no such executor or administrator has been appointed (to the knowledge of the Company) within sixty (60) days following the Participant's death, the Company shall deliver such accumulated payroll deductions to the surviving spouse (or if no surviving spouse, to a surviving child or surviving children), if any, as though named as the designated beneficiary hereunder or, if there is no such surviving spouse or child, then in the deceased Participant's domicile as though named as the designated beneficiary hereunder. The Company shall not be liable for any distribution made of shares or cash pursuant to any will or other testamentary disposition made by such Participant, or because of the provisions of law concerning intestacy, or otherwise. No designated beneficiary shall, prior to the death of the Participant by whom he or she has been designated, acquire any interest in the shares or cash credited to the Participant under the Plan.

                              Article XIX

                Registration and Qualification of Shares

     The offering of the shares hereunder shall be subject to the effecting by the Company of any registration or qualification of the shares under any federal or state law or the obtaining of the consent or approval of any governmental regulatory body which the Company shall determine, in its sole discretion, is necessary or desirable as a condition to or in connection with the offering or the issue or purchase of the shares covered thereby. The Company shall make every reasonable effort to effect such registration or qualification or to obtain such consent or approval.

                              Article XX

                          Plan Preconditions

     The Plan is expressly made subject to approval of shareholders of the Company. If the Plan is not so approved by the shareholders on or before one year after adoption by the Board of Directors, this Plan shall not come into effect. In such case, the accumulated payroll deductions credited to the account of each Participant shall forthwith be repaid to him or her with interest.

                           AULT INCORPORATED
          PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
         For February 11, 1997 Special Meeting of Shareholders

     The undersigned hereby appoints Frederick M. Green, Delbert W. Johnson and Edward C. Lund, or either of them, as proxies, with full power of substitution to vote all shares of stock of Ault Incorporated of record in the name of the undersigned at the close of business on January 3, 1997 at a Special Meeting of Shareholders to be held in Brooklyn Park, Minnesota on February 11, 1997, or at any adjournment or adjournments thereof.

1.   PROPOSAL TO AMEND THE COMPANY'S RESTATED ARTICLES OF
INCORPORATION TO
     INCREASE THE TOTAL NUMBER OF AUTHORIZED COMMON SHARES TO A TOTAL
OF
     15,000,000 COMMON SHARES:

          FOR                 AGAINST             ABSTAIN

2.   PROPOSAL TO RATIFY AND APPROVE THE COMPANY'S 1996 STOCK PLAN:

          FOR                 AGAINST             ABSTAIN

3. PROPOSAL TO RATIFY AND APPROVE THE COMPANY'S 1996 EMPLOYEE STOCK PURCHASE SAVINGS PLAN:

          FOR                 AGAINST             ABSTAIN

4.   IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY
OTHER
     MATTERS COMING BEFORE THE MEETING.

     THE  SHARES  REPRESENTED  BY THIS PROXY  WILL  BE  VOTED  ON
     PROPOSALS   (1),  (2)  AND  (3)  IN  ACCORDANCE   WITH   THE
     SPECIFICATIONS MADE AND "FOR" SUCH PROPOSALS IF THERE IS  NO
     SPECIFICATION.


                              Dated:  __________________, 1997


                              Signed:
                                   (Signature)


                                   (Signature)

                         Please sign name(s) exactly as shown at left. When signing as executor, administrator, trustee, guardian, etc., give full title as such; when shares have been issued in the names of two or more persons, all should sign.